UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21865

Nakoma Mutual Funds
(Exact name of registrant as specified in charter)

8040 Excelsior Drive, Suite 401
Madison, WI 53717
 (Address of principal executive offices)(zip code)

Daniel S. Pickett
Nakoma Capital Management, LLC
8040 Excelsior Drive, Suite 401
Madison, WI 53717
 (Name and address of agent for service)

Registrant's telephone number, including area code: (608) 831-8814

Date of fiscal year end: May 31

Date of reporting period: May 31, 2009

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

NAKOMA	MUTUAL FUNDS
Annual Report May 31, 2009 Fund Adviser Nakoma Capital Management LLC

[THIS PAGE INTENTIONALLY LEFT BLANK]

Table of Contents

Letter to Shareholders	1

Management Discussion and Analysis	2

Performance	6
Growth of a $10,000 Investment	6
Total Returns	6
Fees and Expense Example	7

Summary of Investments—May 31, 2009	8

Schedule of Investments and Securities Sold Short—May 31, 2009	9

Financial Statements	11
Statement of Assets & Liabilities—May 31, 2009
Statement of Operations—For the Year Ended May 31, 2009
Statement of Changes in Net Assets

Financial Highlights	13

Notes to Financial Statements—May 31, 2009	14

Additional Notes	19

Report of Independent Registered Public Accounting Firm	20

Approval of Investment Advisory Agreement	21

Trustees and Officers	23

Additional Information	24

This report contains the current opinions of the Fund’s investment adviser and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, or to obtain a Fund prospectus, call 1-866-662-5662 and read the prospectus carefully before investing.

(This document must be accompanied or preceded by a prospectus.)

Nakoma Mutual Funds

Letter to Shareholders

Dear Shareholder:

The Nakoma Absolute Return Fund (the “Fund”) returned 0.66% for the fiscal year ended May 31, 2009. During the same period, the S&P 500® declined -32.57% and the 10-year Treasury Note returned 6.96%.

In addition to its absolute return objective, the Fund seeks to produce that return with low volatility, independent of market conditions. Since inception, the risk characteristics of the Fund have met this goal with a standard deviation of returns of approximately 6% - less than one-third the volatility of the S&P 500®. During that time, the correlation of Fund returns with the S&P 500® has been about 15%.

We enter the fourth fiscal year of trading for the Fund conservatively positioned and are optimistic that our expectations-oriented investment approach will allow the Fund to meet its objectives in what we expect will be a challenging environment. We thank you for your support and look forward to working with you in the coming year.

/s/ Dan Pickett
Dan Pickett
Chief Investment Officer
Nakoma Capital Management LLC

Nakoma Mutual Funds

Management Discussion and Analysis (Unaudited)

MARKET REVIEW

To say the economic environment was difficult during the Fund’s fiscal year (June 2008 to May 2009) is an understatement. Deterioration in the U.S. housing market triggered a cascade of defaults in an increasingly integrated economic system driven by leverage in recent years. The decision to allow Lehman Brothers, a large U.S. investment bank, to fail called into question the stability of the financial system. Credit markets froze, economic activity ground to a halt and global equity markets tanked precipitating comparisons with the Great Depression. Uncertainty about the new U.S. Administration following the November election likely contributed to the sell-off; however, continuity in the government financial leadership facilitated an aggressive and coordinated policy response. By late in the calendar first quarter of 2009, markets started to recover led by the financial and economy-sensitive stocks that also led on the way down. It remains to be seen whether the recent enthusiasm will prove warranted as much is based upon economic trends that are less bad, but still bad.

FUND PERFORMANCE REVIEW

While the Fund total return was only marginally positive during the year, the composition of the returns reinforced the diversification benefits of our strategy. During the worst periods of stock and bond market performance, the Fund generally produced positive returns, as long-standing investment themes related to weak consumer spending and falling commodity prices (especially oil) came to fruition. Late in the period when the stock market recovered a portion of its previous losses, the Fund lagged as its more defensive long holdings underperformed short positions in more cyclical companies.

A more detailed description of Fund monthly results is available in the Investor Letters section of the Fund website, www.nakomafunds.com.

INVESTMENT PROCESS REVIEW

The Fund’s investment approach is comprised of three integrated processes: dynamic asset allocation, fundamental stock selection and risk management.

With respect to dynamic asset allocation, we assess trends in stock and bond markets. When the underlying economic drivers in the stock or bond market are positive, we will increase the Fund’s allocation to the market that benefits from the favorable environment and decrease the amount invested in markets expected to decline. This allocation process is designed to determine the Fund’s targeted net equity exposure.

Our fundamental stock selection process is designed to identify companies with the potential for positively or negatively surprising business results over a six- to eighteen-month time horizon. For each stock, we monitor key business drivers (macro-economic, secular trends, industry dynamics and company specific events) that we believe will affect the underlying company’s business over the investment time horizon. We believe that when a company’s key drivers exceed expectations, the company’s share price can be expected to increase until investor expectations and actual company performance converge.

Conversely, if a company’s results fall short of investors’ expectations, its share price may decrease until expectations converge with actual performance. Our analysis of each opportunity (long or short) considers the level of investor expectations in assessing the potential reward for a correct call versus the potential loss for an error. Therefore, the strategy is not short-term trading oriented. Rather, it relies on our fundamental analysis of a company’s future business prospects.

Our risk management process analyzes the sources of volatility in the portfolio (e.g., sector, capitalization, style, interest rate sensitivity, etc.) in an effort to match Fund risk exposures with our overall market view and avoid unintended risk exposures. Additional risk management techniques are employed in a further effort to achieve our low volatility return objective.

Nakoma Mutual Funds

Management Discussion and Analysis—continued

CURRENT OUTLOOK

ECONOMIC ACTIVITY AND CORPORATE PROFITS

Decelerating negative economic trends need to become positive trends to support a continued rally. Equity markets rallied from early March after the steep decline during the second half of 2008 and into the first quarter of 2009. The decline reflected investor reaction to accelerating weakness in the economy and the failure of Lehman Brothers reinforced fears of a depression-like meltdown. As the rate of decline slowed into the second quarter of 2009, many focused on the improved “2nd derivative” of growth noting this is typically a prelude to recovery. The Chicago Fed National Activity Index, an excellent composite indicator of overall economic health, reflected this “improvement,” but continues to indicate a weak trend.

Consumer spending is unlikely to rebound without sustained improvement in employment. Second half recovery scenarios depend upon a pickup in consumer spending; however, recent spending indicators have been weak. First quarter spending strength relative to expectations was likely tied to tax refunds which significantly exceeded forecasts and the more than 70% decline in gasoline prices from last year. With the anniversary of last year’s tax rebate stimulus and recent higher gasoline prices, consumer spending has stalled. Although fewer jobs are being lost each month, the June unemployment rate at 9.5% is significantly higher than the Obama Administration anticipated. While second half comparisons will be easier for many companies, this does not necessarily imply spending will increase in absolute terms.

Federal stimulus benefits are muted by increased savings and state and local restraint. Early reports highlighted the significant fiscal policy stimulus of the $787 billion American Recovery and Reinvestment Act of 2009; however, the timing of actual spending has been less aggressive than many hoped. Tax rebates and extended unemployment benefits have been released, but a greater percentage of this has been saved than some expected. Many other elements of the Act won’t trigger spending until 2010. In addition, federal monies for the states only partially offset shortfalls in state and local budgets. The poster child for state problems has been California where a $26 billion projected deficit has precipitated debt ratings downgrades and the emergence of government IOUs to pay its bills.

Second half corporate profits should benefit from easy comparisons and index changes. The sharp inventory liquidation driven by last year’s economic woes means that companies will face easier year over year comparisons this year as inventories are rebuilt. In addition, changes in the composition of the S&P 500 Index, a widely-followed benchmark, will benefit from the elimination of relatively weak and slow growing (or contracting) members like GM in favor of more stable and rapidly growing companies like Devry, Inc. Analysts estimate this may increase the S&P earnings per share as much as $3 in the current fiscal year. While somewhat artificial, higher earnings offer some market index support.

INTEREST RATES AND INFLATION

Excess capacity and weak demand support benign inflation forecasts. While much attention has focused on the inflationary implications of commodity price increases in recent years, capacity utilization has been a better indicator of inflationary pressures. Capacity utilization has been tracked since 1967 and at 68.3% has now surpassed the previous low of 70.9% set in December 1982. This supports near term forecasts of relatively low inflation.

Commodity price increases likely reflect stockpiling and a weak U.S. dollar, rather than an improvement in end market demand. The resurgence in commodity prices and emerging market stock indices offers support to those suggesting emerging economies have decoupled from developed economies. Recall that early in the financial crisis last year some argued emerging economies would be spared this cycle because they were being driven by local infrastructure building. Ultimately, the emerging economies succumbed to the global weakness suggesting much of the infrastructure was employed in building products to export to the developed economies where demand weakened. An alternative view suggests recent commodity price increases have resulted not from demand to satisfy end markets, but demand tied to stockpiling, perhaps as a hedge against large U.S. Treasury holdings in China. This stockpiling thesis is supported by rising or high inventory levels for many industrial commodities like aluminum and oil.

Nakoma Mutual Funds

Management Discussion and Analysis—continued

The Federal Open Market Committee (FOMC) altered its view regarding inflation during its June 23-24, 2007, meeting. Specifically, it noted, “the Committee expects that inflation will remain subdued for some time.”  In its April 30 statement, the FOMC stated it “sees some risk that inflation could persist for a time below rates that best foster economic growth and price stability in the longer term.”  Does this mean the Fed is less concerned about deflation?  Or, is this change due to the decline in the foreign exchange value of the US dollar over the second quarter, thus signaling the Fed is becoming more sensitive to the discussion about the US dollar maintaining its role as the world’s reserve currency?  In addition, Chairman Bernanke’s term ends January 31, 2010, which may mean the Fed is seeking to adequately please the markets, the President and Congress at the same time, with a little bit of dollar weakness, but not too much, so the markets don’t revolt against the dollar. Without a clearer signal regarding the importance of maintaining the reserve currency status of the US dollar, coupled with better fiscal discipline, inflation risks will remain higher than normal in the long run, despite the deflationary pressures the economy is currently experiencing due to economic contraction.

The yield curve remains stimulative, but loan demand is weak. Aggressive Fed response to the economic crisis has effectively lowered short-term interest rates and bank funding costs to zero. Profit margins for new lending are attractive; however, loan demand has not improved, much to the disappointment of government officials. Even though bank lending requirements are tightened relative to pre-2008 practices, weak loan demand is more likely due to households continuing to reduce their heavy debt loads. The absence of increased lending minimizes the impact of easy Fed monetary policy.

VALUATION AND INVESTOR SENTIMENT

Most risk measures have returned to pre-crisis levels. Credit spreads, the VIX (a measure of implied volatility related to S&P 500 index options) and our calculated market-implied risk premium all have declined to 2007 levels. Fear, while not gone, has receded notably suggesting diminished potential from an increase in risk taking.

Sentiment readings are mixed and offer no clear signal. Most measures of sentiment tracked, such as the Rydex ratio of bearish to bullish funds or the American Association of Individual Investors sentiment poll, are in a neutral zone, neither suggesting excessive fear or greed. Typically, sentiment figures most prominently in determining net exposures when at an extreme.

Valuations reflect neither excessive optimism nor excessive pessimism. In previous monthly Investor Letters, S&P 500 earnings multiples have been described as high when considering trailing earnings or long-term trends in earnings and moderately high when considering forward earnings expectations. A case can be made that these multiples reflect depressed earnings and are not a strong negative signal regarding forward market returns. Recently, S&P 500 earnings forecasts have actually increased slightly, the first such change in a very long time. Better than expected first quarter earnings contributed to the increase as has the changing composition of the index mentioned above.

Technical indicators are deteriorating following a dramatic bear market rally. Since mid-May, market participants have been less willing to reward the moderation in economic deterioration and the absence of a more substantive improvement has contributed to weakness in the broad markets. Following a 40%+ increase from March lows, it is not too surprising that a retracement of some of that gain should occur. While not weighted heavily in consideration of Fund net exposure, technical patterns suggest the rally will not continue in the near term.

Combining our negative view on the economy with our neutral view on interest rates and neutral to negative view of investor sentiment yields a cautious market view and a modest effective net exposure of 5% net long for the Fund with 84% gross invested (Note: One inverse energy ETF held long results in a reported net exposure of approximately 6% net long. Inverse securities rise (fall) in value when the underlying assets fall (rise) in value and positions should more properly be considered as reductions to net exposure.).

Nakoma Mutual Funds

Management Discussion and Analysis—continued

CURRENT FUND EXPOSURES

The Fund maintains a significant net short position in the Consumer Discretionary sector as we continue to expect consumer spending to disappoint. Consensus forecasts of a normal spending recovery are likely too optimistic given household balance sheet stress. The emphasis on short positions is focused on relatively high-priced discretionary goods, restaurants and housing-related companies. Long offsets are held in stocks we think have company-specific factors powerful enough to overcome the weak environment or Consumer Staples stocks that we expect provide reasonable hedges.

Weak global economic conditions remain a driver of our Materials and Industrial sector shorts. Given the significant expansion in capacity in the last cycle and low current capacity utilization, we expect late cycle industrial companies to lag, even in an economic recovery. Long offsets are held in agriculture-related stocks less sensitive to economic trends and precious metals that may benefit if inflation expectations rise as a consequence of aggressive fiscal and monetary policy initiatives.

The Energy weight is neutral with long natural gas-related stocks offsetting a short position tied to weak oil prices. Demand weakness continues to contribute to higher than normal oil inventories and should lead to lower oil prices. Natural gas prices have been depressed by fears of supply growth from new drilling techniques and liquefied natural gas imports. The ratio of natural gas prices to oil prices has reached an extreme that we expect will return to normal over time.

Health Care is a modest positive exposure. Long positions are held in health care companies likely to benefit from unit volume growth, with short hedges established in an effort to reduce volatility associated with government policy proposals.

Technology remains a net long exposure, though smaller than in recent months. Long positions are held in companies we believe will benefit from secular trends like virtualization and netbook computing and in less cyclical software companies with new product cycle potential. Short hedges favor more cyclical semiconductor equipment manufacturers and high valuation stocks.

Nakoma Mutual Funds

Performance (Unaudited)

GROWTH OF A $10,000 INVESTMENT (1)

For the period 12/18/2006 through 5/31/2009

This graph compares a $10,000 investment in the Fund with the performance of the S&P 500® and the 10-year Treasury Note. The Fund’s performance includes the reinvestment of all Fund distributions.

The objective of the Fund is to produce absolute returns with low correlation to traditional equity and fixed income benchmarks.  As a low correlation alternative, the Fund is not designed to resemble the performance of either the S&P 500® or the 10-year Treasury Note. The composition of the Fund may vary significantly from these two indices in many aspects, including the Fund’s use of short selling, its ability to use leverage, and its ability to invest in a broader universe of securities.  The use of the S&P 500® and 10-year Treasury Note is merely intended to reflect traditional stock and bond strategies, so they should not be considered performance benchmarks of the Fund.

TOTAL RETURNS (1)

For the periods ended 5/31/2009

Average Total Returns
	Fund	S&P 500®	10-Yr. Treasury Note
Since Operations Commenced (12/18/2006)	2.74%	-14.54%	6.78%
1-year	0.66%	-32.57%	6.96%
5-years	N/A	N/A	N/A
10-years	N/A	N/A	N/A
Final Value of a $10,000 Investment	$10,684	$6,086	$11,744

(1)
The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of a Fund share. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-866-662-5662 or by visiting www.nakomafunds.com.

Total Annual Fund Operating Expenses, as reported in the Fund’s prospectus dated September 30, 2008, were 2.57%. This information differs from the expense ratios disclosed in this report.

Pursuant to an expense limitation agreement between Nakoma Capital Management LLC, the Fund’s investment adviser (the “Adviser”) and the Fund, the Adviser has agreed to waive its fees and/or absorb Fund expenses through December 15, 2009 to limit expenses to 1.99% (excluding interest, taxes, transaction costs and extraordinary expenses), which has resulted in higher returns. Without these waivers, returns would have been lower.

Nakoma Mutual Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Shareholders of the Fund incur two types of costs: (1) transaction costs and (2) operating costs, including management fees, distribution fees, dividends on securities sold short, and other Fund expenses. The following Example is intended to help investors understand the operating costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the period December 1, 2008 through May 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Divide your account value by $1,000, then multiply that result by the number in the “Actual” line under the heading “Expenses Paid During Period Ended May 31, 2009” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to the cost of investing in other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Nakoma Absolute Return Fund	Beginning Account Value (Dec. 1, 2008)	Ending Account Value (May 31, 2009)	Annualized Expense Ratio (1)	Expenses Paid During Period Ended May 31, 2009 (2)
Actual	$1,000.00	$ 949.70	2.59%	$12.59

Hypothetical (5% return before expenses)	$1,000.00	$1,012.08	2.59%	$13.00

(1)
This ratio includes the dividend expense from securities sold short. Pursuant to an expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive its fees and/or absorb Fund expenses to ensure that the Fund’s total annual operating expenses, excluding interest, taxes, transaction costs (such as brokerage commissions and expenses relating to dividends on short sales), and extraordinary expenses, do not exceed 1.99% of the Fund’s average daily net assets through December 15, 2009.

(2)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period). Information shown reflects values using the expense ratios for the period December 1, 2008 through May 31, 2009.

Nakoma Mutual Funds

Summary of Investments—May 31, 2009 (Unaudited)

EQUITY HOLDINGS (% of Net Assets)  *

*	Excludes net cash and short-term investments.

Nakoma Mutual Funds

Schedule of Investments and Securities Sold Short—May 31, 2009

COMMON STOCKS–43.5%
Description	Shares	Value
Consumer Discretionary–4.0%
Diversified Consumer Services–1.6%
Apollo Group, Inc., Class A (1)	62,100	$3,670,110
Hotels, Restaurants & Leisure –1.1%
Chipotle Mexican Grill, Inc.,
Class A (1)	33,000	2,613,270
Specialty Retail–1.3%
Buckle, Inc.	84,800	3,034,144
		9,317,524
Consumer Staples–6.7%
Food & Staples Retailing–4.6%
CVS Caremark Corp.	207,220	6,175,156
Wal-Mart Stores, Inc.	91,400	4,546,236
		10,721,392
Food Products–2.1%
Dean Foods Co. (1)	149,000	2,801,200
Kraft Foods, Inc., Class A	76,400	1,994,804
		4,796,004
		15,517,396
Energy–1.5%
Oil, Gas & Consumable Fuels–1.5%
Range Resources Corp.	75,900	3,476,979
Financials–3.2%
Insurance–1.7%
Travelers Cos., Inc.	99,500	4,045,670
Real Estate Investment Trusts–1.5%
Annaly Capital Management,
Inc. – REIT	249,300	3,475,242
		7,520,912
Health Care–7.2%
Health Care Equipment & Supplies–2.9%
Mindray Medical International,
Ltd. – ADR	158,900	3,656,289
NuVasive, Inc. (1)	83,670	3,021,324
		6,677,613
Health Care Provider & Services–1.6%
LHC Group, Inc. (1)	158,600	3,658,902
Life Sciences Tools & Services–2.0%
Thermo Fisher Scientific, Inc. (1)	120,340	4,682,429
Pharmaceuticals–0.7%
Abbott Laboratories	39,700	1,788,882
		16,807,826
Information Technology–14.4%
Communications Equipment–4.7%
F5 Networks, Inc. (1)	159,900	5,078,424
QUALCOMM, Inc.	130,600	5,692,854
		10,771,278
Computers & Peripherals–2.9%
Synaptics, Inc. (1)	191,400	6,721,968

Software–6.8%
Activision, Inc. (1)	344,700	4,163,976
Microsoft Corp.	278,400	5,815,776
Perfect World Co., Ltd. – ADR (1)	122,500	2,595,775
Shanda Interactive Entertainment,
Ltd. – ADR (1)	56,300	3,244,006
		15,819,533
		33,312,779
Materials–5.3%
Chemicals–3.3%
Monsanto Co.	47,300	3,885,695
Potash Corp. of Saskatchewan, Inc.	31,600	3,660,544
		7,546,239
Metals & Mining–2.0%
AK Steel Holding Corp.	331,300	4,737,590
		12,283,829
Utilities–1.2%
Gas Utilities–1.2%
EQT Corp.	72,500	2,700,625

TOTAL COMMON STOCKS
(Cost $92,376,104)		100,937,870

EXCHANGE-TRADED FUNDS–5.1%
PowerShares DB Agriculture Fund (1)	97,300	2,713,697
PowerShares DB Crude Oil Double
Short ETN (1)	15,300	1,237,770
SPDR Gold Trust (1)	59,000	5,675,800
United States Oil Fund LP (1)	56,500	2,056,600
Total Exchange-Traded Funds
(Cost $9,659,679)		11,683,867

SHORT-TERM INVESTMENTS–45.5%
UMB Bank Money Market
Fiduciary, 0.049% (2)(3)	105,482,388	105,482,388
Total Short-Term Investments
(Cost $105,482,388)		105,482,388

Total Investments–94.1%
(Cost $207,518,171)		218,104,125
Segregated Cash with Brokers—44.3%		102,662,199
Securities Sold Short—(38.2)%		(88,571,166)
Liabilities in excess of Other Assets–(0.2)%		(300,529)
Total Net Assets–100.0%		$231,894,629

The accompanying notes are an integral part of the financial statements.

Nakoma Mutual Funds

Schedule of Investments and Securities Sold Short—May 31, 2009 continued

(1)	Non-income producing security.

(2)	Variable rate security; the coupon rate represents the rate at May 31, 2009.

(3)	As of the year ended May 31, 2009, 47,002,548 shares valued at $47,002,548 were held in a segregated account as collateral for securities sold short.

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

ETN – Exchange-Traded Note

COMMON STOCKS SOLD SHORT–38.2%
Description	Shares	Value
Consumer Discretionary–16.3%
Diversified Consumer Services–1.3%
Strayer Education, Inc.	5,200	958,204
Weight Watchers International, Inc.	83,300	1,951,719
		2,909,923
Hotels, Restaurants & Leisure–5.7%
Buffalo Wild Wings, Inc. (1)	55,200	1,959,600
Cheesecake Factory, Inc. (1)	148,500	2,533,410
PF Chang’s China Bistro, Inc. (1)	77,500	2,475,350
Starwood Hotels & Resorts
Worldwide, Inc.	138,400	3,386,648
Tim Hortons, Inc.	110,000	2,912,800
		13,267,808
Household Durables–1.3%
Ethan Allen Interiors, Inc.	88,530	1,085,378
Mohawk Industries, Inc. (1)	51,780	1,981,620
		3,066,998
Internet & Catalog Retail–3.5%
Amazon.com, Inc. (1)	57,900	4,515,621
NetFlix, Inc. (1)	90,600	3,571,452
		8,087,073
Specialty Retail–1.7%
Dick’s Sporting Goods, Inc. (1)	222,200	3,955,160
Textiles, Apparel & Luxury Goods–2.8%
Luxottica Group S.p.A. – ADR (1)	135,000	2,810,700
Timberland Co., Class A (1)	255,800	3,678,404
		6,489,104
		37,776,066
Health Care–4.2%
Health Care Equipment & Supplies–3.0%
IDEXX Laboratories, Inc. (1)	67,000	2,814,000
ResMed, Inc. (1)	54,200	2,009,194
Wright Medical Group, Inc. (1)	133,200	2,077,920
		6,901,114
Healthcare Technology–1.2%
athenahealth, Inc. (1)	94,000	2,836,920
		9,738,034
Industrials–4.4%
Commercial Services & Supplies–1.6%
Corrections Corp. of America (1)	241,600	3,708,560
Machinery–2.8%
Caterpillar, Inc.	80,900	2,868,714
PACCAR, Inc.	123,700	3,692,445
		6,561,159
		10,269,719
Information Technology–8.1%
Internet Software & Services–1.8%
Baidu, Inc. – ADR (1)	16,100	4,249,595
Semiconductors & Semiconductor Equipment–6.3%
Applied Materials, Inc.	176,940	1,992,345
Cymer, Inc. (1)	58,050	1,611,468
Intel Corp.	202,500	3,183,300
Lam Research Corp. (1)	93,690	2,453,741
National Semiconductor Corp.	205,600	2,853,728
Novellus Systems, Inc. (1)	139,470	2,500,697
		14,595,279
		18,844,874
Materials–5.2%
Construction Materials–1.4%
Vulcan Materials Co.	71,400	3,162,306
Metals & Mining–3.8%
Aluminum Corp. of China, Ltd.–ADR	96,100	2,343,879
Carpenter Technology Corp.	58,000	1,303,840
United States Steel Corp.	150,600	5,132,448
		8,780,167
		11,942,473

Total Securities Sold Short
Proceeds $86,682,293	88,571,166

(1)	Non-income producing security.

ADR – American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Nakoma Mutual Funds

Financial Statements

NAKOMA ABSOLUTE RETURN FUND

STATEMENT OF ASSETS & LIABILITIES

May 31, 2009

Assets
Investments, at value (cost $207,518,171)	$218,104,125
Deposit at broker for securities sold short	102,662,199
Receivable for fund shares sold	359,391
Interest and dividends receivable	121,730
Prepaid expenses	39,964
Total assets	$321,287,409

Liabilities
Securities sold short, at value (proceeds of $86,682,293)	88,571,166
Payable for fund shares redeemed	326,768
Dividends payable on securities sold short	114,484
Interest payable	5,444
Payable to Adviser	294,187
Accrued expenses and other liabilities	80,731
Total liabilities	89,392,780
Net Assets	$231,894,629

Net Assets Consist of
Paid in capital	$239,280,065
Undistributed net investment income	1,762
Accumulated net realized loss on investments and securities sold short – net	(16,084,279)
Net unrealized appreciation (depreciation) on:
Investments	10,585,954
Securities sold short	(1,888,873)
Net Assets	$231,894,629

Net Assets	$231,894,629
Shares outstanding (no par value, unlimited shares authorized)	10,876,429

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE (NET ASSETS/SHARES OUTSTANDING)	$21.32

STATEMENT OF OPERATIONS

For the Year Ended May 31, 2009

Investment Income
Interest	$286,196
Dividends	934,349
Total investment income	$1,220,545

Operating Expenses
Investment advisory fees	$2,393,083
Fund administration and accounting fees	159,539
Transfer agent fees and expenses	114,833
Professional fees	67,042
Federal and state registration fees	48,402
Custody fees	24,713
Trustees' fees and related expenses	21,162
Reports to shareholders	14,768
Other	24,654
Total operating expenses	$2,868,196

Recoupment of previously waived and reimbursed expenses (see Note 4)	107,141
Dividend expense on securities sold short	731,857
Interest expense on securities sold short	361,490
Net expenses	4,068,684

Net Investment Loss	$(2,848,139)

Realized and Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment securities	(27,814,581)
Securities sold short	17,234,484
Distributions from underlying funds	154,236
Change in unrealized appreciation (depreciation) on:
Investment securities	12,259,247
Securities sold short	(2,636,414)

Net Realized and Unrealized Loss on Investments	$(803,028)

Net Decrease in Net Assets Resulting From Operations	$(3,651,167)

The accompanying notes are an integral part of the financial statements.

Nakoma Mutual Funds

Financial Statements—continued

NAKOMA ABSOLUTE RETURN FUND

	For the Year Ended May 31, 2009	For the Year Ended May 31, 2008
STATEMENT OF CHANGES IN NET ASSETS

Operations
Net investment loss	$(2,848,139)	$(445,257)
Net realized gain (loss) on:
Investment securities	(27,814,581)	(5,013,710)
Securities sold short	17,234,484	(254,650)
Distributions from underlying funds	154,236	-
Change in unrealized appreciation (depreciation) on investments and securities sold short	9,622,833	(1,747,474)

Net decrease in net assets resulting from operations	$(3,651,167)	$(7,461,091)

Distributions to Shareholders
Distributions to shareholders from net investment income	-	(67,460)
Return to capital	-	(141,032)
Change in net assets resulting from distribution to shareholders	-	(208,492)

Capital Share Transactions
Proceeds from shares sold	190,493,968	158,804,835
Reinvestment of distributions	-	140,347
Amounts paid for shares redeemed	(64,350,347)	(58,560,918)
Net increase in net assets resulting from capital share transactions	126,143,621	100,384,264

Total Increase in Net Assets	$122,492,454	$92,714,681

Net Assets
Beginning of period	109,402,175	16,687,494
End of period	$231,894,629	$109,402,175

Accumulated undistributed net investment income	$1,762	$-

Capital Share Transactions
Shares sold	8,670,000	7,073,077
Shares issued in reinvestment of distributions	-	6,084
Shares redeemed	(2,958,400)	(2,701,965)
Net increase from capital share transactions	5,711,600	4,377,196
Shares outstanding, beginning of period	5,164,829	787,633
Shares outstanding, end of period	10,876,429	5,164,829

The accompanying notes are an integral part of the financial statements.

Nakoma Mutual Funds

Financial Highlights

Selected Per Share Data for the Period Presented

NAKOMA ABSOLUTE RETURN FUND

For the Periods Ended May 31:

	2009		2008		2007	*

Net Asset Value, Beginning of Period	$21.18		$21.19		$20.00
Income From Investment Operations
Net investment income (loss)	(0.26)		(0.16)		0.11
Net realized and unrealized gain (loss) on investments and securities sold short	0.40	(1)	0.20	(1)	1.11
Total income from investment operations	0.14		0.04		1.22

Less Distributions
Net investment income	-		(0.02)		(0.03)
Return of capital	-		(0.03)		-
Total distributions	-		(0.05)		(0.03)

Net Asset Value, End of Period	$21.32		$21.18		$21.19
Total Return (2)	0.66%		0.18%		5.95%	(3)(4)

Supplemental Data and Ratios
Net assets, end of period (in thousands)	$231,895		$109,402		$16,687
Ratio of expenses to average net assets, excluding dividend and interest expense on securities sold short, after of waived or recaptured fees	1.86%	(5)	1.99%	(5)	1.99%	(5)(6)
Ratio of dividend and interest expense on securities sold short to average net assets	0.69%		0.62%		0.46%
Ratio of expenses to average net assets, including dividend and interest expense on securities sold short, after waived or recaptured fees	2.55%	(5)	2.61%	(5)	2.45%	(5)(6)
Ratio of expenses to average net assets, before waived or recaptured fees	2.48%		2.57%		5.73%	(6)
Ratio of net investment income (loss) to average net assets, after waived or recaptured fees	(1.79)%	(5)	(0.59)%	(5)	1.41%	(5)(6)
Ratio of net investment income (loss) to average net assets, before waived or recaptured fees	(1.72)%		(0.55)%		(1.87)%	(6)
Portfolio turnover rate-long positions, excluding short positions	115%		124%		18%	(3)

(1)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this year.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of Fund distributions.

(3)	Not annualized.

(4)	Represents performance beginning on the first day of security trading (December 18, 2006).

(5)	Reflects the Adviser’s waiver or recapture of a portion of its management fees and/or other operating expenses.

(6)	Annualized.

*	Fund commenced operations on August 23, 2006. Fund began investing in line with its investment objectives on December 18, 2006.

The accompanying notes are an integral part of the financial statements.

Nakoma Mutual Funds

Notes to Financial Statements—May 31, 2009

NOTE 1 – ORGANIZATION MATTERS

The Nakoma Absolute Return Fund (the “Fund”) is a series of Nakoma Mutual Funds (the “Trust”), an open-end, diversified management investment company, organized as a statutory trust in Delaware and registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on August 23, 2006. The Fund commenced investing in line with its investment objectives on December 18, 2006. The investment adviser to the Fund is Nakoma Capital Management LLC (the “Adviser”), which is registered as an investment adviser with the SEC.

The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value. The Fund currently offers one class of shares of common stock. The Fund may offer additional classes of shares in the future. Each share represents a proportionate interest in the Fund’s assets. All shares have the same voting and other rights and preferences. The shares have noncumulative voting rights.

The investment objective of the Fund is to seek absolute returns with low volatility independent of equity market conditions. The Fund seeks to implement an “expectations” investment strategy in taking long and short positions in securities. It will invest primarily in equity securities traded in U.S. markets—taking long positions in companies where the Adviser believes operating results will exceed investors’ expectations, and establishing short positions in companies that the Adviser believes will disappoint or as hedged offsets to long positions.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities Valuation

Securities and other assets will normally be valued as of the close of regular trading (4:00 P.M. Eastern Time) on each day the New York Stock Exchange (the “NYSE”) is open for trading. Common stocks listed on national securities exchanges are valued at the last sale price on the securities exchange on which such securities are primarily traded or at last sale price on the national securities market. Securities traded on the NASDAQ National Market or the NASDAQ Small Cap Market (collectively, “NASDAQ-traded securities”) are valued at the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the current bid prices for longs and current asked prices for shorts on such exchanges. Unlisted securities held by the Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the over-the-counter market.

Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by the Fund’s Board of Trustees (the “Board”). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Short-term investments maturing in less than 60 days are valued at amortized cost unless the Board determines that this method does not represent fair value, if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. During the year ended May 31, 2009, the Fund did not trade in any securities for which market quotations were not readily available.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2007. The Fund adopted SFAS No. 157 effective June 1, 2008. SFAS No. 157 establishes a hierarchy that prioritizes the

Nakoma Mutual Funds

Notes to Financial Statements—continued

various inputs used in determining the value of the Fund’s investments. The three broad levels of the hierarchy are described below:

•
Level 1 – quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)  Quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement at Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2009:

Valuation Inputs	Investment in Securities
Level 1 – Quoted Prices: Long Positions Short Positions	$218,104,125 88,571,166
Level 2 – Other Significant Observable Inputs: Long Positions Short Positions	- -
Level 3 – Significant Unobservable Inputs: Long Positions Short Positions	- -
Total: Long Positions Short Positions	$218,104,125 88,571,166

The Fund did not hold any Level 2 or Level 3 securities during the year ended May 31, 2009.

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon closing a short sale. Liabilities for securities sold short are reported at fair value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in fair value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Fund’s Statement of Assets & Liabilities. The Fund is liable for any dividends payable on securities while those securities are held short and will also bear other costs, such as charges for the prime brokerage account, in connection with its short positions. These costs are reported as “Interest expense” in the Fund’s Statement of Operations.

Cash received from short sales is maintained by the Fund’s prime broker, BNP Paribas Prime Brokerage, Inc. (the “Prime Broker”), and is used to meet collateral requirements. The collateral required is determined daily by reference to the fair value of the short positions. It is included as “Deposit at broker for securities sold short” on the Fund’s Statement of Assets and Liabilities. Segregated cash, cash equivalents, or liquid securities also pledged as collateral that are restricted from

Nakoma Mutual Funds

Notes to Financial Statements—continued

use are included on the Fund’s Schedule of Investments, and are held at the custodian per a tri-party agreement between the Fund, the custodian, and the Prime Broker.

The Fund’s deposit at the Prime Broker is exposed to credit risk, as the Prime Broker effects transactions and extends credit pursuant to a prime brokerage agreement. The Adviser attempts to minimize the Fund’s credit risk by monitoring credit exposure and the credit worthiness of the Prime Broker.

Distributions

The Fund’s income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as “qualified dividend income,” which is generally subject to reduced rates of taxation. However, because the principal investment goal of the Fund is to invest in both long and short positions in equity securities, it is anticipated that a smaller portion of the income dividends paid to shareholders by the Fund will be qualified dividend income eligible for taxation by individuals at long-term capital gain rates than if the Fund invested in only long positions in equity securities. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long shares of the Fund have been held by the shareholder. Shareholders have two distribution options: (1) automatic reinvestment of both dividend and capital gains distributions in additional shares of the Fund, or (2) both dividend and capital gains distributions are paid in cash.

The Fund may periodically make reclassifications among certain of its capital accounts to reflect the tax character of permanent book/tax differences related to the components of the Fund’s net assets. These reclassifications have no impact on the net assets or net asset value of the Fund.For the fiscal year ended May 31, 2009, undistributed net investment loss was increased by $2,849,901, accumulated net realized losses were decreased by $155,931, and paid-in capital was decreased by $2,693,970.

Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), necessary to qualify as a regulated investment company and to make all requisite distributions of income to its shareholders that will be sufficient to relieve it from all or substantially all federal income taxes. The character of distributions made during the year from net investment loss or net realized gain may differ from character for federal income tax purposes due to differences in the recognition of income expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

As of and during the year ended May 31, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Fund’s Statement of Operations. During this period, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for all tax years since the commencement of operations.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases from operations during the reporting period. Actual results could differ from those estimates.

Nakoma Mutual Funds

Notes to Financial Statements—continued

Share Valuation

The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.

Other

Investment transactions are accounted for on a trade date basis. Dividend income and dividend expense are recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Net realized gains and losses on securities are computed on the basis of specific security lot identifications.

NOTE 3 – INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of long investments, other than short-term securities, for the Fund for the year ended May 31, 2009, were $156,839,921 and $92,202,028, respectively. Proceeds and covers of securities sold short for the Fund for the year ended May 31, 2009, were $90,965,089 and $60,016,114, respectively. There were no purchases or sales of U.S. government securities for the year ended May 31, 2009.

NOTE 4 – INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

An advisory agreement with the Adviser was in effect during the year ended May 31, 2009. Pursuant to this agreement, the Adviser directs the purchase or sale of investment securities in the day-to-day management of the Fund’s investment portfolio, subject to policies adopted by the Board. The Adviser is also responsible for providing investment research and portfolio management services, and selecting the brokers who execute the Fund’s portfolio transactions.

The Fund pays the Adviser an annual fee equal to 1.50% of the Fund’s average daily net assets, computed and paid monthly according to the terms of the advisory agreement. For the fiscal year ended May 31, 2009, the Adviser earned a fee of $2,393,083, before the recoupment described below. Pursuant to a separate expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive its fees and/or reimburse expenses of the Fund to ensure that the Fund’s total annual operating expenses, excluding interest, taxes, transaction costs (such as brokerage commissions and expenses relating to dividends on short sales), and extraordinary expenses, do not exceed 1.99% of the Fund’s average daily net assets through December 15, 2009. Under the terms of the expense limitation agreement, the Adviser may request a reimbursement of any advisory fees waived or reduced or payment of expenses made by the Adviser within the previous thirty-six months following the month to which the waiver, reduction or payment related if the Fund’s expenses are less than the above limit agreed to by the Fund for such month. The Board reviews all recoupments. The total of allowable waived fees related to operating expenses subject to recovery of $107,141 has been recouped by the Adviser as of May 31, 2009.

Officers and Trustees

Certain officers and trustees of the Trust are affiliated with the Adviser. None of these individuals receives a fee from the Trust for serving as an officer or trustee. The fees and expenses of the independent trustees allocated to the Fund are reflected in the Fund’s Statement of Operations. The independent trustees’ remuneration from the Fund totaled $21,162 for the year ended May 31, 2009.

NOTE 5 – TAX INFORMATION

At May 31, 2009, the cost of securities and proceeds from securities sold short, on a tax basis and gross unrealized appreciation and depreciation on investments and securities sold short for federal income tax purposes were as follows:

Nakoma Mutual Funds

Notes to Financial Statements—continued

Cost of investments	$207,575,464
Proceeds from securities sold short	$(86,671,639)

Unrealized appreciation	$29,660,814
Unrealized depreciation	(21,031,680)

Net unrealized appreciation (depreciation) on investments and securities sold short	$8,629,134

The difference between cost amounts for financial statement and tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax character of distributions paid during the fiscal year ended May 31, 2009, and the fiscal year ended May 31, 2008, was as follows:

	May 31, 2009	May 31, 2008

Distributions from ordinary income	$-	$67,460
Distributions paid from long-term capital gains	-	-
Return of capital	-	$141,032

Total distributions	$-	$208,492

As of May 31, 2009, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term gains	-
Tax accumulated earnings	-
Accumulated capital and other losses	(16,014,570)

Unrealized appreciation on investments and securities sold short	8,629,134
Total accumulated losses	$(7,385,436)

As of May 31, 2009, the Fund had a capital loss carry forward of $13,557,675, of which $987,684 expires on May 31, 2016 and $12,569,991 expires on May 31, 2017.

As of May 31, 2009, the Fund had $2,456,895 of post-October losses, which are deferred until June 1, 2009, for tax purposes. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

NOTE 6 – BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of May 31, 2009, Charles Schwab & Co., Inc., for the benefit of its customers, owned 27% of the Fund.

Nakoma Mutual Funds

Notes to Financial Statements—continued

NOTE 7 – MARGIN BORROWING AGREEMENT

The Fund has a margin account with its Prime Broker under which the Fund may borrow against the value of its securities, subject to regulatory limitation. Interest accrued at the federal funds rate plus 0.70% through August 14, 2008, and thereafter at the federal funds rate plus 0.35%. Interest is accrued daily and paid monthly.

Additional Notes (Unaudited)

NOTE 8 – PROXY VOTING (Unaudited)

The Board has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Adviser in accordance with the Proxy Voting Guidelines and Procedures (the “Proxy Policies”) adopted by the Adviser. A description of these Proxy Policies is available (i) without charge, upon request, by calling the Fund toll-free at 1-866-662-5662, and (ii) on the SEC’s website at www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30, 2008, is available (i) without charge, upon request, by calling the Fund toll-free at 1-866-662-5662, and (ii) on the SEC’s website at www.sec.gov.

NOTE 9 – QUARTERLY PORTFOLIO DISCLOSURES (Unaudited)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (i) without charge, upon request, by calling the Fund toll-free at 1-866-662-5662, (ii) on the SEC’s website at www.sec.gov., and (iii) to review and copy at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Nakoma Mutual Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and
Board of Trustees of
Nakoma Absolute Return Fund

We have audited the accompanying statement of assets and liabilities, of the Nakoma Absolute Return Fund (the “Fund”), a series of the Nakoma Mutual Funds, including the schedule of investments and securities sold short as of May 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2009 by correspondence with the Fund’s custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Nakoma Absolute Return Fund as of May 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ COHEN FUND AUDIT SERVICES, LTD.
COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
July 24. 2009

Nakoma Mutual Funds

Approval of Investment Advisory Agreement (Unaudited)

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT FOR THE FUND

The Board of Trustees (the “Board”) of Nakoma Mutual Funds (the “Trust”) met on April 27, 2009 to consider the annual renewal of the Investment Advisory Agreement between the Trust, on behalf of its initial series, the Nakoma Absolute Return Fund (the “Fund”), and Nakoma Capital Management, LLC, the Fund’s investment adviser (the “Adviser”).  The Board reviewed and discussed several documents that had been provided prior to the meeting, including the Investment Advisory Agreement, a memorandum provided by outside legal counsel discussing the Board’s fiduciary obligations and factors the Board should assess in considering the renewal of the Investment Advisory Agreement, information in response to a request sent on behalf of the Trustees who are not “interested persons” of the Trust or the Adviser (the “Independent Trustees”), within the meaning of the Investment Company Act of 1940, as amended, from the Adviser (including its Form ADV and financial statements), and comparative information about the Fund’s total expense ratio, management fee and performance, and other pertinent information.  The Board also received information periodically throughout the year that was relevant to its Investment Advisory Agreement renewal process, including performance, management fee and other expense information. Based on its evaluation of this information, the Board, including a majority of the Independent Trustees, approved the continuation of the Investment Advisory Agreement for an additional one-year period.

In considering the Investment Advisory Agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors set forth below.

Nature, Extent and Quality of Services Provided to the Fund.

The Board considered the nature, extent and quality of services provided by the Adviser, including investment research, portfolio management, supervision of Fund operations and compliance, recordkeeping, reporting to the Board as requested and regulatory matters. The Board concluded that the services provided to the Fund were extensive and high quality in nature and that the Fund was likely to continue to benefit from services provided under the Investment Advisory Agreement.

Investment Performance of the Fund and the Adviser.

The Board reviewed overall investment performance information relating to the Fund and the Adviser.  In considering the investment performance for the Fund, the Board also reviewed information from the Morningstar database regarding the Fund’s performance over various time periods in comparison to its peer group category, long-short funds.  The Board noted that the Fund performed well, when compared to its peer group category over various time periods, and attributed such performance to the high quality services provided by the Adviser.

The Board also considered the Adviser’s quarterly investment management reports and reviews explaining the Fund’s performance, the Adviser’s investment decision process and the investment strategies it employs for the Fund.  After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

Costs of Services Provided and Profits Realized by the Adviser.

The Board considered the Fund’s management fee and total expense ratio relative to industry averages for comparable long-short funds.  The Board noted that the Fund pays the Adviser a management fee of 1.50% of the Fund’s average daily net assets and that this fee is recorded as revenue on the Adviser’s income statement.  The Board determined that the Fund’s management fee was slightly above, but was within a reasonable range of, the average management fee charged by comparable funds. The Board also noted that the Adviser has agreed to waive expenses to limit the Fund’s total expense ratio,  excluding expenses related to the costs of short sales, to the extent they exceed 1.99% of the Fund’s average daily net assets, and that the Fund’s total expense ratio, net of fee waivers and expense reimbursements, was slightly below the average total expense ratio of comparable funds.  In addition, the Board reviewed profitability information relating to the Adviser, as set forth in the Adviser’s financial statements.  In light of the foregoing, the Board concluded that the Fund’s management fee and total expense ratio were reasonable.

Nakoma Mutual Funds

Approval of Investment Advisory Agreement—continued

Extent of Economies of Scale as the Fund Grows.

The Board noted that as the assets have grown within the Fund, the Fund’s total expense ratio,  excluding expenses related to the costs of short sales, has dropped below the Fund’s 1.99% expense cap  limitation and all expenses incurred by the Fund in prior fiscal periods in excess of the 1.99% expense cap limitation that were previously waived by the Adviser have since been recouped by the Adviser.  The Board noted that shareholders were likely to experience economies of scale in the near future due to the asset growth.

Benefits Derived from the Relationship with the Fund.

The Board considered the direct and indirect benefits that could be derived by the Adviser from its association with the Fund.  The Board concluded that the benefits the Adviser may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

In considering the Investment Advisory Agreement, the Board did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, it was the judgment of the Board and the Independent Trustees that shareholders would receive high quality services at reasonable fees and, therefore, approval of the Investment Advisory Agreement was in the best interests of the Fund.

Nakoma Mutual Funds

Trustees and Officers (Unaudited)

(As of May 31, 2009)

Information pertaining to the trustees and officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Fund’s trustees and is available without charge, upon request by calling the Fund at 1-866-662-5662. Except as noted, the address of each trustee and officer is 8040 Excelsior Drive, Suite 401, Madison, Wisconsin  53717. Each trustee oversees one portfolio in the Trust.

Name (Age), Position with Fund and Address	Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Other Company Directorships
INTERESTED TRUSTEES

Daniel S. Pickett (45) Trustee, President, Chairman	Since Inception	Chief Investment Officer/Managing Director, Nakoma Capital Management, 2003 – Present; Managing Director/Director of Research, Southridge Capital Management, 1997 – 2002	None

Mark A. Fedenia (54) Trustee, Vice President of Investments	Since Inception
Managing Director/Portfolio Manager, Nakoma Capital Management, 2003 – Present; Associate Professor of Finance, School of Business, University of Wisconsin-Madison, 1986 – Present; Director, Applied Security Analysis Program, School of Finance, University of Wisconsin-Madison, 1986 – 2007
None
INDEPENDENT TRUSTEES

Marla J. Ahlgrimm, R.Ph. (53) Trustee	Since Inception	Founder and Chair, Women’s Health America, Inc. (a health products company), 1993 – Present	None

John W. Feldt (67) Trustee University of Wisconsin Foundation 1848 University Avenue Madison, WI 53726	Since Inception	Retired; Senior Vice President – Finance, University of Wisconsin Foundation, 1985 – 2007	Director, Thompson Plumb Funds, Inc., a mutual fund complex for which Mr. Feldt oversees 3 portfolios; Director, Baird Funds, Inc., a mutual fund complex for which Mr. Feldt oversees 8 portfolios

Antonio S. Mello (50) Trustee	Since Inception
Professor of Finance, School of Business, University of Wisconsin-Madison, 1995 – Present; Managing Director and Head of Corporate Finance, Millennium BCP (an international financial services firm), 2001 – 2002 (on leave from UW-Madison)
None

Thomas R. Poehling (43) Trustee 525 Junction Road, Ste. 8900 Madison, WI 53717	Since Inception	President, Poehling Capital Management, Inc. 2004 – Present; Financial Adviser, AXA Advisors LLC (an asset management company), 1990 – 2004	None
FUND OFFICERS NOT LISTED ABOVE[2]

Robyn K. Rannow (53) Secretary,Treasurer,CCO, AML Officer	Since Inception
Managing Director/CCO, Nakoma Capital Management, 2009 – Present; Vice President, Operations and Compliance, Nakoma Capital Management, 2004 – 2008; Development Manager, American Red Cross – Badger Chapter, 2001 – 2004; Special Events Manager, American Red Cross – Badger Chapter, 1999 – 2001; Annual Giving Manager, American Red Cross – Badger Chapter, 1995 – 1999
None

(1)	Each trustee serves for an indefinite term, until that person resigns and/or a successor is elected and qualified. Officers are elected by the Board.

(2)	Officers of the Fund are “interested persons” as defined by the Investment Company Act of 1940.

Nakoma Mutual Funds

Additional Information

TRUSTEES AND OFFICERS

Dan Pickett	Chairman, President, Trustee
Marla Ahlgrimm, R.Ph.	Trustee
John Feldt	Trustee
Antonio Mello	Trustee
Tom Poehling	Trustee
Mark Fedenia	VP of Investments, Trustee
Robyn Rannow	Secretary, Treasurer, Chief Compliance Officer, AML Officer

SYMBOL                      NARFX

ADMINISTRATOR / TRANSFER
AGENT / FUND ACCOUNTANT

UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233

DISTRIBUTOR

UMB Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin  53233

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway   Suite 1100
Westlake, Ohio  44145

INVESTMENT ADVISER

Nakoma Capital Management LLC
8040 Excelsior Drive   Suite 401
Madison, Wisconsin  53717
www.nakomacapital.com
www.nakomafunds.com

LEGAL COUNSEL

Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin  53202

CUSTODIAN

UMB Bank, n.a.
928 Grand Boulevard   10th Floor
Kansas City, Missouri  64106

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

The Nakoma Absolute Return Fund is distributed by UMB Distribution Services, LLC.

Item 2.  Code of Ethics.

The Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer.  During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers from any provisions of the Code.  The Code is incorporated by reference to the Registrant’s Form N-CSR filed on August 4, 2008.

Item 3.  Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on its audit committee who is “independent” within the meaning set forth in Item 3(a)(2) of Form N-CSR: Antonio S. Mello.

Item 4.  Principal Accountant Fees and Services.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Registrant’s principal accountant were as follows:

(a)	Audit Fees for Registrant.
The aggregate fees billed for professional services rendered by the principal accountant to the Registrant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Fiscal year ended May 31, 2009	$15,000
Fiscal year ended May 31, 2008	$14,800

(b)	Audit-Related Fees for Registrant.
The aggregate fees billed for assurance and related services by the principal accountant to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not required under “Audit Fees” above.

Fiscal year ended May 31, 2009	$0
Fiscal year ended May 31, 2008	$0

(c)	Tax Fees for Registrant.
The aggregate fees billed for professional services rendered by the principal accountant to the Registrant for review of Federal and excise tax returns, tax compliance, tax advice and tax planning.  The fees paid were comprised of a review of the tax returns, tax notes and other documentation for the filing and returns, along with their underlying schedules, that were prepared by the Registrant’s administrator.

Fiscal year ended May 31, 2009	$2,000
Fiscal year ended May 31, 2008	$2,000

(d)	All Other Fees.
The aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than services reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

Fiscal year ended May 31, 2009	$0
Fiscal year ended May 31, 2008	$0

(e)	Audit Committee’s pre-approval policies and procedures.

(1)
The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	During the fiscal year ended May 31, 2009, all of the non-audit services provided by the Registrant’s principal accountant were pre-approved by the audit committee.

(f)	Not applicable.

(g)
During the last two fiscal years, there were no other non-audit services rendered by the Registrant’s principal accountant to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h)	Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer has reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act.  Based on his review, such officer has concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to him by others within the Registrant and by the Registrant’s service providers.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act that occurred during the Registrant’s last fiscal quarter ended May 31, 2009 that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a) (1)	Code of Ethics. Incorporated by reference to the Registrant’s Form N-CSR filed on August 4, 2008.

(a) (2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a) (3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end management investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Nakoma Mutual Funds

/s/Daniel Pickett
By: Daniel Pickett
President
September 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

/s/Daniel Pickett
By: Daniel Pickett
President
(Principal Executive Officer and Principal Financial Officer)
September 2, 2009